SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 7, 2008

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-3365	26-0610707
State or other jurisdiction of incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4 (c))

Item 8.01 Other Events

First Financial Northwest, Inc. (the “Company”) announced on October 7, 2008 that the Company’s Board of Directors declared a quarterly cash dividend of $0.085 per share on the Company’s outstanding shares of common stock.  The dividend will be paid on November 5, 2008 to shareholders of record as of the close of business on October 21, 2008.  The press release announcing the dividend is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)         Exhibits

99.1       Press Release of First Financial Northwest, Inc. dated October 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

Date: October 7, 2008	By: Victor Karpiak
Victor Karpiak
Chairman, President and Chief Executive Officer

Exhibit 99.1

Press Release of First Financial Northwest, Inc. dated October 7, 2008

**For Immediate Release**

For more information, contact:
Victor Karpiak: (425) 255-4400

First Financial Northwest, Inc. Increases Dividend and Declares
Third Quarterly Cash Dividend

Renton, Washington –  October 7, 2008 – First Financial Northwest, Inc. (Nasdaq GS: FFNW) reported that on October 7, 2008 its Board of Directors increased its dividend and declared its third quarterly cash dividend of $0.085 per share on its common stock.

The dividend will be paid on November 5, 2008 to shareholders of record as of the close of business on October 21, 2008.  This is the third cash dividend for First Financial, since the completion of its mutual to stock conversion on October 9, 2007.

Victor Karpiak, Chairman, President and CEO of First Financial stated, “In spite of the challenging economic environment we are pleased, that as a result of the Company’s capital strength, earnings and financial condition, that we are able to increase the dividend to our shareholders.”

First Financial Northwest, Inc. is a Washington corporation headquartered in Renton, Washington. It is the parent company of First Savings Bank Northwest, a Washington chartered stock savings bank that was originally organized in 1923. The Company serves the Puget Sound Region of Washington that includes King, Snohomish and Pierce Counties, through its full-service banking office. The Company is part of the America’s

Community Bankers NASDAQ Index. For additional information about the Company and the Bank, please visit our website at www.fsbnw.com and click on the “Investor Relations” section.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for construction/land development,  residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.

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